JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT A

Supplement dated April 3, 2026 to the Statutory Prospectuses and

Initial Summary Prospectuses dated July 24, 2025

This Supplement is intended for distribution with the Statutory Prospectuses and Initial Summary Prospectuses, as applicable, (each a “Prospectus”) dated July 24, 2025, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.). This Supplement must be preceded or accompanied by the Prospectus for your policy. Please retain it for future reference. This Supplement applies to the following policies:

Majestic Variable Universal Life 2025	Majestic Variable Universal Life 2025 Employer Market

Portfolio Liquidation

The purpose of this Supplement is to notify of a Portfolio liquidation. On or about January 8, 2026, the Board of Trustees of the Northern Lights Variable Trust approved a plan of liquidation for vote by affected policyowners. If the plan for liquidation is approved by policyowners, the transfer of the Bain Capital Equity Opportunities Fund (“Bain Fund”) will occur at the close of business on or about May 1, 2026 (“Liquidation Date”). This is not a liquidation of your Policy.

As a result, after May 1, 2026, the Portfolio corresponding to Bain Capital Equity Opportunities Fund – Class 2 will be transferred to the John Hancock Variable Insurance Trust (“JHVIT”) Money Market Trust – Series NAV and you will not be able to allocate your policy value or any premiums to the Bain Capital Equity Opportunities – Class 2 Portfolio. Any policy value or premium allocated to the Bain Capital Equity Opportunities – Class 2 Portfolio will be allocated to the JHVIT Money Market – Series NAV Portfolio.

Please note the following information regarding the Liquidation:

•

For thirty (30) days before the Liquidation Date, you may make a one-time transfer of any or all policy value allocated to the Bain Fund to any other Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

•

For thirty (30) days after the Liquidation Date, you may transfer any policy value allocated to the Bain Fund to any Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

•	A transfer request may be made through our website at JohnHancock.com/lifeaccount, by sending in a transfer request form, or by telephone at 800-732-5543.

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If you are currently enrolled in a dollar cost averaging or asset allocation balancer program and have designated an amount to be transferred monthly into the Bain Fund, after the Liquidation Date, that amount that you have designated to the Bain Fund will be automatically transferred to the JHVIT Money Market – Series NAV Portfolio. You should work with your investment professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

You should read this supplement together with the prospectus for the Policy you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 04/2026

333-286256     333-286257